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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): September 2, 2015

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2015, the Board of Directors (the "Board") of Aehr Test Systems (the "Company") appointed Kenneth B. Spink as the Company's Vice President of Finance, Chief Financial Officer and Secretary, effective September 9, 2015 upon the retirement of Gary L. Larson.

Mr. Spink, age 54, has served as the Company's Corporate Controller since he joined the Company in 2008. Mr. Spink has more than 30 years of accounting and finance experience in the high tech, public accounting, leasing, service and construction industries. He was previously Corporate
Accounting Manager at Applied Materials, and began his career with accounting firm Deloitte. Mr. Spink received his Bachelor of Science in Business Administration degree from California State University, Hayward.

Mr. Spink does not have a family relationship with any member of the Board or any executive officer of the Company, and Mr. Spink has not been a participant or had an interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Spink's appointment is attached hereto as Exhibit 99.1.

Compensatory Arrangement with Kenneth B. Spink

In connection with the appointment of Mr. Spink to his position as the Company's Vice President of Finance, Chief Financial Officer and Secretary, Mr. Spink will receive, among other things, an annual base salary of $190,000 and will be eligible to receive an annual bonus with a target level of 20% of his base salary. In addition, the Board approved a grant of a stock option to Mr. Spink to purchase 29,000 shares of the Company's common stock under the Company's 2006 Equity Incentive Plan, subject to vesting over a four (4) year period at a rate of one forty-eighth (1/48th) per month. Mr. Spink will also enter into the Company's standard indemnification agreement in the form previously approved by the Board.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release dated September 4, 2015.
















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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Aehr Test Systems

                                       By:  /s/ Gary L. Larson
                                           -------------------------
                                           Gary L. Larson
                                           Vice President of Finance and
                                           Chief Financial Officer
Date:  September 8, 2015








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                                 EXHIBIT INDEX


99.1   Press Release dated September 4, 2015.